UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 23, 2017

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets.

On February 23, 2017, Imperva, Inc., a Delaware corporation (“Imperva”) completed the previously-announced sale of assets used in the Skyfence cloud access security broker business of Imperva pursuant to the Asset Purchase Agreement dated February 8, 2017 (the “Purchase Agreement”) by and among Imperva, its wholly‑owned subsidiary Skyfence Networks Ltd., an Israeli company (“SkyFence,” and, together with Imperva, the “Seller Parties”) and Forcepoint LLC, a Delaware limited liability company (“Purchaser”).  Pursuant to the terms and conditions set forth in the Purchase Agreement, the Seller Parties sold the assets used in the Skyfence business (the “Purchased Assets”) to Purchaser or in the case of tangible personal property and rights under leases located in Israel, Purchaser’s Israeli subsidiary, for approximately $40 million in cash (such transaction, the “Asset Sale”).  The Purchased Assets included all of the properties, assets and rights, whether tangible or intangible, real or personal, of Skyfence, specified contracts, intellectual property owned by Skyfence and related rights, goodwill, accounts and notes receivable exclusive to the business, leases, inventory, and books and records, as specified in more detail in the Purchase Agreement.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to Imperva’s Current Report on Form 8-K on February 8, 2017.

Item 9.01Financial Statements and Exhibits

(b) Pro Forma Financial Information.  Unaudited pro forma financial information of Imperva reflecting the effect of the Asset Sale on Imperva’s financial statements is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1

Asset Purchase Agreement dated February 8, 2017 by and among Forcepoint LLC, Skyfence Networks Ltd., and Imperva, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Imperva on February 8, 2017 (File No. 001-35338)).

99.1	Unaudited pro forma financial information of Imperva, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

Date: February 28, 2017	By:	/s/ Terrence J. Schmid
Terrence J. Schmid
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1

Asset Purchase Agreement dated February 8, 2017 by and among Forcepoint LLC, Skyfence Networks Ltd., and Imperva, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Imperva on February 8, 2017 (File No. 001-35338)).

99.1	Unaudited pro forma financial information of Imperva, Inc.